UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 30, 2008
Date of Report
(Date of Earliest Event Reported)

PANTERA PETROLEUM, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52506	98-0440762
(State or other Jurisdiction)	(Commission File No.)	(IRS Employer I.D. No.)

111 Congress Avenue, Suite 400
Austin, TX 78701
(Address of Principal Executive Offices)

(512) 391-3868
(Registrant's Telephone Number)

N/A
(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1.01 On October 30, 2008, the Company entered into an agreement (the “Agreement”) with Lakehills Production, Inc. (“Lakehills”) and Madoff Energy IV LLC (“Madoff”).

Pursuant to the terms of the Agreement, the Company and Lakehills shall enter into drilling arrangements with Madoff whereby the Company and Lakehills shall grant Madoff an exclusive option to fund the drilling, re-entry and completion of certain wells located in the West Gomez field (Baker’s Ranch) located in Pecos County, Texas. According to the terms of the Agreement, Madoff shall acquire a 100% working interest in the wells. Upon tie-in of each well, Madoff will own a 95% working interest in such well and Madoff will grant to Lakehills a 5% working interest. Madoff’s working interest shall remain 95% until such time as Madoff has achieved a 12% internal rate of return from its investment (“IRR”) in the well. Thereafter, Madoff will grant to the Company a 5% working interest and Madoff’s working interest percentage will be reduced to 90% until such time as Madoff has achieved a 20% IRR from its investment in the Well Program. Thereafter, Madoff will grant to the Company an additional 10% working interest such that the Company’s working interest will be 15% and Madoff’s working interest will be reduced to 80% until such time as Madoff has achieved a 25% IRR from its investment in the Well Program. Thereafter, Madoff will grant to the Company an additional 6% working interest such that the Company’s working interest in such Well will be 21% and Madoff’s working interest will be reduced to 74% accordingly. In all cases, Lakehills’ working interest will remain at 5%.

Madoff shall receive 100% of the cash flows on the initial well (the “Initial Well”) until such cash flow received exceeds the $87,190 plus interest represented by a promissory note between Madoff and the Company (the “Note”). No cash distributions shall be paid to the Company or Lakehills until the Note has been paid in full. Upon full payment of the Note, the Company shall receive 100% of the cash flow from the Initial Well until the aggregate amount of such cash flow received by the Company totals $350,000. No cash distributions shall be made or otherwise accrue to Madoff or Lakehills during this period. Thereafter, Madoff and Company will each receive 50% of the Initial Well’s operating cash flow until each party receives $175,000 (i.e., an aggregate of $350,000). No cash distributions shall be made or otherwise accrue to Lakehills during this period. Thereafter, cash distributions shall be calculated in accordance with the then current working interest ownership percentages associated with the Initial Well as outlined in the paragraph above. The distributions that would otherwise be payable to the Company pursuant to the immediately preceding sentence shall be paid to Madoff until the aggregate of such distributions paid to Madoff totals $175,000. The first $525,000 of cash flow received by the Company hereunder shall be used by the Company to satisfy its obligations to certain investors under an oil and gas certificate agreement.

The Agreement will close subject to the provisions and conditions of the Agreement and the discretion of the parties.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

2.01 On October 30, 2008, the Company closed the transaction with Lakehills and Madoff set forth in the Agreement described in Item 1.01 above. Pursuant to the terms of the Agreement, the Company and Lakehills entered into drilling arrangements with Madoff whereby the Company and Lakehills granted Madoff an exclusive option to fund the drilling, re-entry and completion of certain wells located in the West Gomez field (Baker’s Ranch) located in Pecos County, Texas. According to the terms of the Agreement, Madoff acquired a 100% working interest in the wells. Upon tie-in of each well, Madoff will own a 95% working interest in such well and Madoff will grant to Lakehills a 5% working interest. Madoff’s working interest shall remain 95% until such time as Madoff has achieved a 12% internal rate of return from its investment (“IRR”) in the well. Thereafter, Madoff will grant to the Company a 5% working interest and Madoff’s working interest percentage will be reduced to 90% until such time as Madoff has achieved a 20% IRR from its investment in the Well Program. Thereafter, Madoff will grant to the Company an additional 10% working interest such that the Company’s working interest will be 15% and Madoff’s working interest will be reduced to 80% until such time as Madoff has achieved a 25% IRR from its investment in the Well Program. Thereafter, Madoff will grant to the Company an additional 6% working interest such that the Company’s working interest in such Well will be 21% and Madoff’s working interest will be reduced to 74% accordingly. In all cases, Lakehills’ working interest will remain at 5%. The Agreement will close subject to the provisions and conditions of the Agreement and the discretion of the parties.

Madoff shall receive 100% of the cash flows on the initial well (the “Initial Well”) until such cash flow received exceeds the $87,190 plus interest represented by a promissory note between Madoff and the Company (the “Note”). No cash distributions shall be paid to the Company or Lakehills until the Note has been paid in full. Upon full payment of the Note, the Company shall receive 100% of the cash flow from the Initial Well until the aggregate amount of such cash flow received by the Company totals $350,000. No cash distributions shall be made or otherwise accrue to Madoff or Lakehills during this period. Thereafter, Madoff and the Company will each receive 50% of the Initial Well’s operating cash flow until each party receives $175,000 (i.e., an aggregate of $350,000). No cash distributions shall be made or otherwise accrue to Lakehills during this period. Thereafter, cash distributions shall be calculated in accordance with the then current working interest ownership percentages associated with the Initial Well as outlined in the paragraph above. The distributions that would otherwise be payable to the Company pursuant to the immediately preceding sentence shall be paid to Madoff until the aggregate of such distributions paid to Madoff totals $175,000. The first $525,000 of cash flow received by the Company hereunder shall be used by the Company to satisfy its obligations to certain investors under an oil and gas certificate agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The Agreement is incorporated by reference and attached hereto as Exhibit 10.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2008

/s/ Chris Metcalf
Chris Metcalf
Chief Executive Officer, President and Director